SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

April 22, 2003

CT COMMUNICATIONS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NORTH CAROLINA

0-19179

56-1837282

(STATE OR OTHER

(COMMISSION

(IRS EMPLOYER

JURISDICTION

FILE NUMBER)

 IDENTIFICATION

OF INCORPORATION)

NUMBER)

CT COMMUNICATIONS, INC.

1000 PROGRESS PLACE NE

P.O. BOX 227

CONCORD, NORTH CAROLINA

28026-0227

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

(704) 722-2500

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  Other Events

CT Communications, Inc., through its wholly-owned subsidiary CT Wireless Cable, Inc. ("CTWC"), executed an agreement, dated April 22, 2003, to implement the "Split-Up" of Wireless One of North Carolina, L.L.C. ("WONC") between Wireless One, Inc. ("Wireless One"), a subsidiary of WorldCom, Inc. and CTWC.

CTWC delivered a “Split-Up Notice” dated July 19, 2002 in accordance with the Limited Liability Company Interest Purchase Agreement dated September 14, 2001 (“Purchase Agreement”) by and among WONC, CTWC, Wireless One, and WorldCom Broadband Solutions, Inc. The “Split-Up Notice” and agreement to implement the "Split-Up", set into motion a process under the Limited Liability Company Agreement pursuant to which WONC will transfer to Wireless One certain of WONC’s licensed frequencies. In addition, an agreement was reached for the cancellation of WONC's $17.7 million promissory note to Wireless One, arising from the Purchase Agreement based on the payment of accrued interest due under the promissory note.

The Purchase Agreement was filed as Exhibit 99.1 to a Current Report on Form 8-K dated September 14, 2001 and filed by CT Communications, Inc. on September 28, 2001.

ITEM 7.  Financial Statements and Exhibits

(c)

Exhibits

99.1

Press Release, dated April 22, 2003, reporting CT Communications, Inc.’s financial results for the first quarter of 2003.

99.2

Supplemental information prepared for use in connection with the financial results for the first quarter of 2003.

99.3

Letter to WorldCom confirming CT Communications, Inc.'s understanding regarding implementation of the "Split-Up" under the Limited Liability Company Interest Purchase Agreement.

99.4

Limited Liability Company Interest Purchase Agreement, dated September 14, 2001, by and among Wireless One of North Carolina, L.L.C., CT Wireless Cable, Inc., Wireless One, Inc., and WorldCom Broadband Solutions, Inc. (Incorporated by reference to Exhibit 99.1 to CT Communications, Inc. Current Report on Form 8-K dated September 14, 2001 and filed on September 28, 2001.)

ITEM 9.  Regulation FD Disclosure

This information set forth under “Item 9.  Regulation FD Disclosure” is intended to be furnished under said Item 9 and also under “Item 12.  Results of Operations and Financial Condition” in accordance with SEC Release No. 34-47583.  Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of CT Communications, Inc., dated April 22, 2003, reporting consolidated financial results for the first quarter ended March 31, 2003.

On April 23, 2003, CT Communications, Inc. will hold an investor conference call and webcast to disclose financial results for the first quarter of 2003.  The Supplemental Information package for use at this conference call is attached and incorporated by reference herein as Exhibit 99.2.  All information in the Supplemental Information package is presented as of March 31, 2003, and CT Communications, Inc. does not assume any obligation to correct or update said information in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CT Communications, Inc.

Date: April 22, 2003

By:

/s/ Ronald A. Marino

Ronald A. Marino

Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.

Exhibit

99.1

Press Release, dated April 22, 2003, reporting CT Communications, Inc.’s financial results for the first quarter of 2003.

99.2

Supplemental information prepared for use in connection with the financial results for the first quarter of 2003.

99.3

Letter to WorldCom confirming CT Communications, Inc.'s understanding regarding implementation of the "Split-Up" under the Limited Liability Company Interest Purchase Agreement.

99.4

Limited Liability Company Interest Purchase Agreement, dated September 14, 2001, by and among Wireless One of North Carolina, L.L.C., CT Wireless Cable, Inc., Wireless One, Inc., and WorldCom Broadband Solutions, Inc. (Incorporated by reference to Exhibit 99.1 to CT Communications, Inc. Current Report on Form 8-K dated September 14, 2001 and filed on September 28, 2001.)

Exhibit 99.1

For Immediate Release

April 22, 2003

Contact:

Jim Hausman

704.722.2410

Mark Hadley

704.722.3231

CT Communications Announces First Quarter Results

CT Communications, Inc. (Nasdaq: CTCI) announces operating revenue for the quarter ended March 31, 2003 of $38.7 million, representing an increase of 9% as compared to operating revenue of $35.7 million for the same period in 2002.  This $3.0 million increase in operating revenue was primarily attributable to a $1.0 million increase in CLEC revenue driven by a 23% increase in access lines, a $1.0 million increase in wireless revenue driven by a 8% increase in wireless subscribers and increased roaming revenue related to network growth, and a $0.5 million increase in Greenfield revenue as Greenfield access lines nearly doubled.

Operating income for the first quarter of 2003 was $4.3 million, in line with the results reported in the first quarter of 2002.   Operating expense increased $3.0 million in the first quarter of 2003 over the first quarter of 2002, primarily attributable to an increase in depreciation and amortization expense of $1.3 million, as several large capital projects were completed during 2002, and an increase of $1.7 million in other operating expenses.

Other income (expense) was ($0.1) million in the first quarter of 2003, as compared to $1.8 million in the first quarter of 2002.  The $1.9 million change in other income (expense) was primarily due to a $2.4 million decrease in gains on sales of investment securities.

Net income for the first quarter of 2003 was $2.5 million, or $0.13 per diluted common share, as compared to $2.7 million, or $0.15 per diluted common share in the first quarter of 2002.

“We are pleased with our financial results for the first quarter of 2003, as we continue to execute against our plan for profitable growth.  We do recognize that uncertainty surrounding war and the economy has had a negative impact on sales growth in certain of our customer segments.  We are implementing several initiatives designed to further improve sales results while holding down spending to focus on improving margins and cash flows from our business,” said Michael R. Coltrane, President and Chief Executive Officer at CT Communications, Inc.

Results by business unit:

•

ILEC – (“Concord Telephone Company”)

Concord Telephone’s operating revenue of $23.5 million for the first quarter of 2003 increased 1% compared to the first quarter of 2002 operating revenue of $23.2 million.  Operating income for the first quarter of 2003 was $7.2 million, a 30% operating margin, as compared to $7.6 million and 33% for the first quarter of 2002, respectively.  Concord Telephone ended the first quarter of 2003 with 118,009 access lines in-service, a 3% decrease from the first quarter of 2002.  This loss of lines was due in large part to the loss of 54 T-1 circuits, or 1,296 lines, in the first quarter of 2003 from a large local Internet Service Provider that restructured its operations.  We ended the first quarter of 2003 with 84,233 long distance lines, slightly more than at first quarter end in 2002.

•

CLEC – (“CTC Exchange Services”)

CTC Exchange Services’ operating revenue of $4.5 million for the first quarter of 2003 increased 30% compared to the first quarter of 2002 operating revenue of $3.4 million.  Operating income (loss) for the first quarter of 2003 was ($1.0) million, a negative 21% operating margin, as compared to ($1.8) million and negative 53% for the first quarter of 2002, respectively. CTC Exchange Services ended the first quarter of 2003 with 27,300 access lines in service, a 23% increase over the first quarter of 2002.  We ended the first quarter of 2003 with 14,485 long distance lines as compared with 11,927 lines at first quarter end in 2002.

•

Greenfield

Greenfield’s operating revenue of $1.3 million for the first quarter of 2003 increased 64% compared to the first quarter of 2002 operating revenue of $0.8 million.  Operating income (loss) for the first quarter of 2003 was ($1.2) million, a negative 89% operating margin, as compared to ($1.3) million and negative 158% for the first quarter of 2002, respectively.   Greenfield ended the first quarter of 2003 with 7,089 access lines in service, a 95% increase over the first quarter of 2002.  We ended the first quarter of 2003 with 2,878 long distance lines, as compared with 1,224 lines at first quarter end in 2002.   Greenfield signed four agreements in the first quarter of 2003 to end the quarter with 77 signed agreements representing an estimated 43,000 lines at completion.

•

Digital Wireless Service – (“CTC Wireless”)

CTC Wireless’ operating revenue of $6.9 million for the first quarter of 2003 increased 18% compared to the first quarter of 2002 operating revenue of $5.8 million.  Contributing to this approximate $1.0 million increase in total wireless revenue was a $0.4 million increase in roaming revenue driven by a 24% increase in minutes on our wireless network.  Operating income for the first quarter of 2003 was $0.8 million, a 12% operating margin, as compared to $0.9 million and 15% for the first quarter of 2002, respectively.   CTC Wireless ended the first quarter with 33,984 post pay subscribers, an 8% increase over the first quarter of 2002.

•

Internet & Data – ("CTC Internet Services")

CTC Internet Services’ operating revenue of $2.5 million for the first quarter of 2003 increased 7% compared to the first quarter of 2002 operating revenue of $2.3 million.  This $0.2 million increase in revenue was attributable to a near doubling of digital subscriber line (DSL) revenue to $0.9 million partially offset by a decrease in dial-up, web development and web hosting revenue as CTC Internet Services converted many dial-up subscribers to DSL and downsized its web development department.  Operating income for the first quarter of 2003 was ($0.4) million, a negative 14% operating margin, as compared to ($0.9) million and negative 37% for the first quarter of 2002, respectively.  CTC Internet Services ended the first quarter of 2003 with 7,755 DSL lines, an increase of 99% over the end of the first quarter of 2002.  Dial-up accounts decreased 12% to 12,263 and High Speed accounts decreased 4% to 580 at March 31, 2003 as compared to March 31, 2002.

•

Other

Other operating expense for the first quarter of 2003 was $1.2 million as compared to $0.2 million in the first quarter of 2002.   This increase in other operating expense is partially due to the consolidation of Wireless One of North Carolina that occurred beginning in April 2002.

Wireless One of North Carolina (“WONC”), which is controlled by CT Communications subsidiary CT Wireless Cable Inc., has reached an agreement on April 22, 2003 that results in the cancellation of a $17.7 million promissory note payable to WorldCom. This agreement unwinds WONC’s purchase of WorldCom’s 49% interest in WONC in exchange for the payment of accrued interest due under the promissory note and the cancellation of the $17.7 million promissory note payable to WorldCom.

Recently it was announced that West Corporation (“West”) has reached an agreement to purchase the stock of ITC Holding Company, Inc. (“ITC”).  CT Communications has a 4.4% equity interest in ITC.  This transaction, when and if it closes, is expected to result in a distribution to the Company of more than $12 million cash plus stock in a newly formed company that will hold certain assets not acquired by West.  West recently announced it expects to close the transaction late in the second quarter of 2003.

Future Period Guidance

We currently expect operating results to approximate the following during these future periods (the financial statement impact related to the sale of ITC has not been included):

•

2nd Quarter 2003

o

Revenue of  $37 - $39 million

o

Operating income of $3.5 to $4.3 million

o

Consolidated earnings per share of $0.10 - $0.12

o

Capital expenditures of $7 to $8.5 million

•

Full Year 2003

o

Revenue of $152 - $156 million

o

Operating income of $15.5 to $17.5 million

o

Consolidated earnings per share of $0.44 - $0.49

o

Capital expenditures of $28 to $31 million

CT Communications will host a conference call to discuss the results of the first quarter on Wednesday, April 23, 2003 at 9:00 AM EST.  You are invited to listen to its conference call that will be broadcast live over the Internet at www.ctc.net.  If you are unable to listen during the live webcast, the call will be archived on the web site www.ctc.net until May 31, 2003.  Additionally, the replay of the call will be available to listen to immediately following the call until 6:00 PM on Thursday, April 24th at 800-633-8284.  Enter reservation number 21141367.

CT Communications, Inc., which is headquartered in Concord, N.C., is a growing provider of integrated telecommunications services to residential and business customers located primarily in North Carolina.  CT Communications, Inc. offers a comprehensive package of telecommunications services, including local and long distance telephone services, Internet and data services and digital wireless services.

Certain statements contained in this press release are "forward-looking statements," within the meaning of federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks, uncertainties and assumptions made by management about us, including, among other things, changes in industry conditions created by the Telecommunications Act and related state and federal legislation and regulations, the impact of economic conditions related to financial performance of customers, business partners, competitors and peers within the telecommunications industry, the recovery of the substantial costs incurred over the past few years in connection with our expansion into new businesses, retention of our existing customer base and our ability to attract new customers, our ability to control pricing and product offerings in a highly competitive industry, the performance of our investments, rapid changes in technology, our ability to manage capital expenditures related to changes in technology, actions of our competitors, the successful closing of the ITC Holding sale, and the impact of economic and political events on our business, operating regions and customers, including terrorist attacks. In some cases, these forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "intend" or "potential" or the negative of those words or other comparable words. These forward-looking statements may differ materially from actual events or results because they involve estimates, assumptions and uncertainties and should be viewed with caution. We undertake no obligation to update or revise any forward-looking statements, whether as the result of new information, future events or otherwise. Readers are also directed to consider the risks, uncertainties and other factors discussed in documents filed by us with the Securities and Exchange Commission, including those matters summarized under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2002.

Consolidated Statements of Operations

(unaudited, in thousands, except per share amounts)

Three Months

Three Months

Ended 3/31/02

Ended 3/31/03

(Restated)

% Change

    Operating Revenue

       ILEC Services

$23,532

$23,221

1.3%

       CLEC Services

4,471

3,447

29.7%

       Greenfield Services

1,312

800

64.0%

       Digital Wireless Services

6,873

5,845

17.6%

       Internet & Data Services

2,508

2,342

7.1%

    Total Operating Revenue

38,696

35,655

8.5%

    Operating Expense

       ILEC Services

16,377

15,639

4.7%

       CLEC Services

5,430

5,278

2.9%

       Greenfield Services

2,482

2,061

20.4%

       Digital Wireless Services

6,038

4,952

21.9%

       Internet & Data Services

2,867

3,221

(11.0%)

       Other

1,170

  247

373.7%

    Total Operating Expense

34,364

31,398

9.4%

    Operating Income

 4,332

 4,257

1.8%

    Other Income (Expense)

       Investment, Equity Method

1,065

680

56.6%

       Gains,Interest,Dividends

501

2,942

(83.0%)

       Write-Down of Investments

(11)

(534)

97.9%

       Other (principally Interest)

(1,640)

(1,292)

(26.9%)

    Total Other Income (Expense)

(85)

1,796

(104.7%)

    Pre-Tax Income from

       Continuing Operations

4,247

6,053

(29.8%)

    Income Tax Expense

1,766

2,383

(25.9%)

    Income From Continuing Operations

2,481

3,670

(32.4%)

     (Loss) from Discontinued

       Operations (Net of Tax)

  -

(932)

N/A

    Net Income

$2,481

$2,738

(9.4%)

    Weighted Average Diluted Shares

18,726

18,813

    Diluted Earnings/common share

$0.13

$0.15

Consolidated Balance Sheets

(unaudited, $ in thousands)

3/31/03

12/31/02

    ASSETS

      Cash & Equivalents

$10,961

$7,652

      Accounts Receivable, Net

22,305

24,314

      Other Receivables

1,673

3,047

      Materials and Supplies

4,126

3,789

      Prepaid Expenses and Other Assets

2,145

2,366

    Current Assets

41,210

41,168

    Investment Securities

6,407

6,379

    Investment in Unconsolidated Companies

12,581

12,729

    Property, Plant and Equipment, Net

210,302

211,897

    Other Assets

67,191

66,591

    TOTAL ASSETS

$337,691

$338,764

    LIABILITIES & STOCKHOLDERS' EQUITY

      Accounts Payable

$5,401

$8,632

      Customer Deposits

2,377

2,593

      Accrued Expenses / Other

14,131

14,008

    Current Liabilities

21,909

25,233

    Long-Term Debt

127,697

127,697

    Deferred Credits and Other Liabilities

26,433

25,633

    Stockholders' Equity

161,652

160,201

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY

$337,691

$338,764

CT Communications Customers

At 3/31/03

At 3/31/02

% Change

    ILEC Access Lines

     Business Lines

29,750

31,475

(5.5%)

     Residential Lines

88,259

90,355

(2.3%)

    Total ILEC Lines

118,009

121,830

(3.1%)

    CLEC Access Lines

27,300

22,184

23.1%

    Greenfield Access Lines

7,089

3,633

95.1%

    Total Wired Access Lines

152,398

147,647

3.2%

    Wireless Subscribers

33,984

31,425

8.1%

    Long Distance Lines

In ILEC

84,233

84,112

0.1%

In CLEC

14,485

11,927

21.4%

In Greenfield

2,878

1,224

135.1%

    Total LD Lines

101,596

97,263

4.5%

    ISP Customers

     Dial-Up

12,263

13,970

(12.2%)

     DSL Lines

7,755

3,897

99.0%

     High Speed

580

607

(4.4%)

Greenfield Projects

Estimated

# Lines

Lines At

By Year Signed

# Projects

In Service

Completion

1999

2

1,277

1,517

2000

18

3,014

11,947

2001

29

2,387

14,062

2002

24

411

13,246

2003

4

    -

2,214

Totals

77

7,089

42,986

By Type

Mall

3

2,355

2,800

Single Family Homes

42

2,458

31,374

Multi-Dwelling Unit

27

1,891

8,020

Business

5

371

792

Totals

77

7,089

42,986

Other Selected Financial Data

Capital Expenditures

(unaudited, in thousands)

3-Months Ended

3-Months Ended

3/31/03

3/31/02

ILEC

$3,308

$3,300

CLEC

256

500

Greenfield

1,146

2,106

Internet

838

371

Wireless

59

902

Corporate

169

5,255

Total

$5,776

$12,434

Depreciation & Amortization

(unaudited, in thousands)

3-Months Ended

3-Months Ended

3/31/03

3/31/02

ILEC

$5,407

$4,918

CLEC

662

515

Greenfield

554

419

Internet

471

443

Wireless

363

200

Other

331

7

Total

$7,788

$6,502

Selected Restated Historical Quarterly Information

(unaudited, in thousands except customers/lines)

1Q 2001 - Restated

Operating

Operating

Depreciation/

Capital

Customers

Revenues

Income

Amortization

Expenditures

Lines/Subs

ILEC

$24,179

$6,400

$4,356

$6,653

121,141

CLEC

1,855

(3,138)

445

909

13,347

Greenfield

291

(1,000)

115

2,642

1,379

Wireless

2,449

(803)

16

94

15,590

Internet

2,314

(384)

523

1,341

1,862 DSL

Other

    -

(257)

 5

3,318

Total

$31,088

$818

$5,460

$14,957

2Q 2001 - Restated

Operating

Operating

Depreciation/

Capital

Customers

Revenues

Income

Amortization

Expenditures

Lines/Subs

ILEC

$23,584

$7,428

$4,440

$5,966

121,183

CLEC

2,569

(2,215)

478

397

15,484

Greenfield

358

(1,044)

206

1,776

1,628

Wireless

3,861

1,019

21

20,210

19,438

Internet

2,241

(784)

568

24

2,251 DSL

Other

    -

(176)

5

5,886

Total

$32,613

$4,228

$5,718

$34,259

3Q 2001 - Restated

Operating

Operating

Depreciation/

Capital

Customers

Revenues

Income

Amortization

Expenditures

Lines/Subs

ILEC

$24,445

$8,006

$4,585

$3,015

121,824

CLEC

2,846

(1,894)

545

1,067

17,852

Greenfield

436

(961)

205

2,665

2,167

Wireless

5,717

880

297

5,108

29,527

Internet

2,534

(827)

580

-

2,601 DSL

Other

   -

(249)

  5

6,315

Total

$35,978

$4,955

$6,217

$18,170

4Q 2001 - Restated

Operating

Operating

Depreciation/

Capital

Customers

Revenues

Income

Amortization

Expenditures

Lines/Subs

ILEC

$23,352

$7,239

$4,613

$3,427

121,667

CLEC

3,358

(1,560)

520

1,105

20,234

Greenfield

788

(1,208)

492

2,912

3,253

Wireless

6,288

1,080

334

284

31,120

Internet

2,338

(733)

599

395

3,200 DSL

Other

   -

(238)

5

5,389

Total

$36,124

$4,580

$6,563

$13,512

1Q 2002 - Restated

Operating

Operating

Depreciation/

Capital

Customers

Revenues

Income

Amortization

Expenditures

Lines/Subs

ILEC

$23,221

$7,581

$4,918

$3,300

121,830

CLEC

3,447

(1,831)

515

500

22,184

Greenfield

800

(1,261)

420

2,106

3,633

Wireless

5,845

893

200

902

31,425

Internet

2,342

(878)

443

371

3,897 DSL

Other

    -

(247)

6

5,255

Total

$35,655

$4,257

$6,502

$12,434

2Q 2002 - Restated

Operating

Operating

Depreciation/

Capital

Customers

Revenues

Income

Amortization

Expenditures

Lines/Subs

ILEC

$23,906

$7,844

$4,929

$5,464

121,363

CLEC

3,873

(1,873)

547

1,086

24,605

Greenfield

902

(1,286)

479

2,725

4,386

Wireless

6,001

882

278

1,702

32,107

Internet

2,444

(406)

348

482

4,832 DSL

Other

    -

(743)

203

3,429

Total

$37,126

$4,418

$6,784

$14,888

3Q 2002 - Restated

Operating

Operating

Depreciation/

Capital

Customers

Revenues

Income

Amortization

Expenditures

Lines/Subs

ILEC

$23,491

$7,546

$5,163

$4,172

120,739

CLEC

4,041

(605)

568

532

26,202

Greenfield

1,155

(1,321)

531

3,046

5,757

Wireless

6,014

541

333

1,302

32,668

Internet

2,376

(305)

431

514

5,874 DSL

Other

    -

(501)

234

614

Total

$37,077

$5,355

$7,260

$10,180

4Q 2002

Operating

Operating

Depreciation/

Capital

Customers

Revenues

Income

Amortization

Expenditures

Lines/Subs

ILEC

$23,691

$7,291

$5,187

$3,627

119,745

CLEC

4,275

(1,426)

572

586

27,157

Greenfield

1,250

(1,318)

571

2,222

6,512

Wireless

6,450

838

364

382

33,293

Internet

2,532

(126)

461

542

6,664 DSL

Other

      -

(888)

249

954

Total

$38,198

$4,371

$7,404

$8,313

1Q 2003

Operating

Operating

Depreciation/

Capital

Customers

Revenues

Income

Amortization

Expenditures

Lines/Subs

ILEC

$23,532

$7,155

$5,407

$3,308

118,009

CLEC

4,471

(959)

662

256

27,300

Greenfield

1,312

(1,170)

554

1,146

7,089

Wireless

6,873

835

363

59

33,984

Internet

2,508

(359)

471

838

7,755 DSL

Other

    -

(1,170)

331

169

Total

$38,696

$4,332

$7,788

$5,776

Exhibit 99.2

CT Communications, Inc.

Supplemental Information

First Quarter 2003

ILEC – Concord Telephone

	1Q 2003	1Q 2002	% Change
Cap Ex as % of Revenue	14.1%	14.2%
Business Access Lines	29,750	31,475	(5.5%)
Residential Access Lines	88,259	90,355	(2.3%)
Gross Adds	3,262	3,696	(11.7%)
Disconnects	4,999	3,533	41.5%
Net Adds/(Losses)	(1,737)	163
Monthly Churn Rate	1.4%	1.0%
Long Distance Penetration	71.4%	69.0%
DSL Lines in ILEC	7,161	3,735	91.7%
DSL Penetration of ILEC lines	6.1%	3.1%
Avg. calling features (CF) per line	2.77	2.58	7.4%
Avg. CF Rev per line with CF	$7.62	$7.30	4.4%
Voice Mail Penetration	13.8%	13.6%

CLEC – CTC Exchange Services

	1Q 2003	1Q 2002	% Change
Cap Ex as % of Revenue	5.7%	14.5%
T-1/PRI Facility Based Lines	15,653	13,374	17.0%
B-1/R-1 Facility Based Lines	7,487	4,996	49.9%
Resale (UNE-P) Lines	4,160	3,814	9.1%
Gross Adds	1,523	2,727	(44.2%)
Disconnects	1,380	777	77.6%
Net Adds/(Losses)	143	1,950	(92.7%)
Monthly Churn Rate	1.7%	1.2%
CLEC LD Lines	10,964	8,475	29.4%
Out of Area LD Only Lines	3,521	3,452	2.0%
LD Penetration of CLEC Lines	40.2%	38.2%

Greenfield

	1Q 2003	1Q 2002	% Change
Cap Ex as % of Revenue	87.3%	263.3%
Business Lines	3,465	2,580	34.3%
Residential Lines	3,624	1,053	244.2%
Gross Adds	997	623	60.0%
Disconnects	420	243	72.8%
Net Adds/(Losses)	577	380	51.8%
Monthly Churn Rate	2.1%	2.4%
LD Penetration of Grfld. Lines	40.6%	33.7%
Residential LD Penetration	54.3%
Business LD Penetration	26.3%
DSL Lines in Greenfield	588	162	263.0%
DSL Penetration of Total Lines	8.3%	4.5%

Digital Wireless – CTC Wireless ($ in thousands except ARPU)

	1Q 2003	1Q 2002	% Change
Cap Ex as % of Revenue	0.9%	15.4%
Gross Adds	3,202	2,870	11.6%
Disconnects	2,511	2,565	(2.1%)
Net Adds/(Losses)	691	305	126.6%
Monthly Churn Rate	2.5%	2.7%
Recurring Subscriber Revenue	$4,573	$4,007	14.1%
Subscriber Monthly ARPU	$45.43	$42.84	6.0%
Roaming Revenues	$1,846	$1,423	29.7%
Network MOU (Feb 03/Feb 02)	20,717,000	16,726,000	23.9%
Cell Sites	77	56	37.5%

Internet & Data – CTC Internet Services

	1Q 2003	1Q 2002	% Change
Cap Ex as % of Revenue	33.4%	15.8%
DSL Gross Adds	1,452	828	75.4%
DSL Disconnects	361	131	175.6%
DSL Net Adds/(Losses)	1,091	697	56.5%
DSL Monthly Churn Rate	1.7%	1.2%
Dial-Up Gross Adds	942	1,226	(23.2%)
Dial-Up Disconnects	1,233	1,404	(12.2%)
Dial-Up Net Adds/(Losses)	(291)	(178)	63.5%
Dial-Up Monthly Churn Rate	3.3%	3.3%
High Speed Gross Adds	26	73	(64.4%)
High Speed Disconnects	32	11	190.9%
High Speed Net Adds/(Losses)	(6)	62	(109.7%)
H/S Monthly Churn Rate	1.8%	0.7%
DSL Monthly ARPU	$40.89	$42.21	(3.1%)
Dial-Up Monthly ARPU	$17.07	$17.30	(1.3%)
High Speed Monthly ARPU	$451.16	$494.19	(8.7%)

Exhibit 99.3

April 22, 2003

SENT: Email and First Class Mail

WorldCom

500 Clinton Center Drive

Clinton, MS 39056

Attn: John Coakley

With a copy to:

John Rigney

WorldCom

500 Clinton Center Drive

Clinton, MS 39056

Re:   Wireless One of North Carolina, LLC

Dear John,

Pursuant to our conversation with John Rigney this letter is to confirm our understanding regarding implementation of the “Split-Up” under the Limited Liability Company Interest Purchase Agreement.

WorldCom Broadband Solutions will work with Wireless One of North Carolina and CT Wireless Cable in good faith to reach a mutually agreeable division of the channels listed in Exhibit B of the Purchase Agreement within sixty (60) days of the date of this letter. It is agreed that the channels will be divided on a channel basis rather than on a market basis, subject to the following conditions:

1)

Payment of $1,042,885.06 to WorldCom Broadband Solutions, representing full and final settlement of any claim for accrued and unpaid interest due under the Promissory Note of Wireless One of North Carolina dated as of March 28,2002. This payment constitutes payment in full of the Promissory Note in accordance with its terms and acceptance of this payment shall discharge in full all of the Maker’s obligations thereunder as of March 28, 2003. Payment is to be made by check or wire transfer of immediately available funds within five days of the date of this agreement.

2)

WorldCom Broadband Solutions shall retain, among other rights, the rights under Section 1.4(b) of the Purchase Agreement, including, but not limited to, the Charlotte BTA rights outlined in subsection (i), the channel rights described in subsection (ii) and the rights of refusal described in subsection (iii).

3)

CT Wireless Cable, Inc. shall retain, among other rights, the rights under Section 7.2.6 of the L.L.C. Agreement of Wireless One of North Carolina L.L.C. the rights under Section 1.4(b) of the Purchase Agreement, including, but not limited to, the channel rights described in subsection (ii).

I trust this accurately summarizes our agreement. If so, please sign a copy of this letter where indicated below and return same to my attention for our records.

Sincerely yours,

Agreed, this the 22nd day of April, 2003.

/s/ Matthew J. Dowd

Matthew J. Dowd

WorldCom Broadband Solutions

Senior Vice President

/s/ John M. Coakley

By: John M. Coakley

Agreed, this the 22nd day of April, 2003.

CT Wireless Cable, Inc.

/s/ Matthew J. Dowd

By: Matthew J. Dowd